Supplement dated June 15, 2020

to the Currently Effective Prospectus of

the PGIM Balanced Fund

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

Effective June 15, 2020, the table entitled “Certain Non-Principal Strategies: Investment Limits” in the “More about the Fund’s Principal and Non-Principal Investment Strategies, Investments and Risks – Investments and Investment Strategies” section of the Fund's Statutory Prospectus is amended to delete the following:

·	Collateralized debt obligations: Up to 5% of investable assets.

LR1318